United States
Securities and Exchange Commission

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2007

SHUFFLE MASTER, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or Other Jurisdiction of Incorporation or Organization)	0-20820 (Commission File Number)	41-1448495 (IRS Employer Identification No.)

1106 Palms Airport Drive Las Vegas, Nevada (Address of Principal Executive Offices)	89119-3720 (Zip Code)

Registrant’s telephone number, including area code: (702) 897-7150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 26, 2007, Shuffle Master, Inc. (NASDAQ National Market: SHFL) (either the “Company”, “we” or “our”), on the one hand, and Progressive Gaming International Corporation (“PGIC”) and Progressive Games, Inc. (together with PGIC, “Progressive”), on the other hand, entered into a purchase agreement (the “Purchase Agreement”) for the acquisition of PGIC’s worldwide Table Game Division assets including the worldwide rights and lease contracts for all of Progressive’s table game titles including Caribbean Stud® and Texas Hold ‘Em Bonus®.

On September 26, 2007, the Company, its affiliates and its subsidiaries (as defined therein), on the one hand, and PGIC, its affiliates and its subsidiaries (as defined therein), on the other hand, also entered into an amended and restated license agreement (the “Amended and Restated License Agreement”) amending the current license agreement between the Company and its affiliates (as defined therein) and PGIC and its affiliates (as defined therein) dated as of September 29, 2006.

The Purchase Agreement and Amended and Restated License Agreement are included herein as Exhibits 10.1(a) and 10.1(b) respectively.

Item 7.01 Regulation FD Disclosure.

On September 26, 2007, we issued the press release, which is included herein as Exhibit 99.1 and incorporated by reference herein, announcing the entering into of the agreements discussed in Item 1.01.

On September 28, 2007, we issued the press release, which is included herein as Exhibit 99.2 and incorporated by reference herein, announcing the closing of the transactions contemplated by the agreements discussed in Item 1.01

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1(a)	Purchase Agreement by and among Shuffle Master, Inc., on the one hand, and Progressive Gaming International Corporation and Progressive Games, Inc., on the other hand, dated September 26, 2007.

10.1(b)	Amended and Restated License Agreement dated September 26, 2007.

99.1	Press release dated September 26, 2007, regarding the Company’s definitive agreement to purchase Progressive Gaming International Corporation’s worldwide Table Game Division assets.

99.2	Press release dated September 28, 2007, announcing the closing of the Company’s acquisition of Progressive Gaming International Corporation’s worldwide Table Games Division assets.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHUFFLE MASTER, INC.
(Registrant)

Date: September 28, 2007

/s/ MARK L. YOSELOFF
Mark L. Yoseloff
Chairman of the Board and Chief Executive Officer